POWER OF ATTORNEY

	I, Lawrence A. Kraft, hereby
authorize and designate each of James
E. Nicholson, Amy C. Seidel, Sarah A.
Kolar and Krisann Kleibacker Lee signing singly, as my true and lawful attorney-in-fact to:

	(1)	execute for and on my
behalf, in my capacity as an officer
and/or director of Digi International
Inc. (the "Company"), Forms 3, 4 and 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 (the
"Exchange Act") and the rules and
regulations promulgated thereunder;

	(2)	do and perform any and all
acts for and on my behalf which may be
necessary or desirable to complete and
execute any such Form 3, 4 or 5 and
timely file such form with the
Securities and Exchange Commission, any
stock exchange or similar authority,
and the National Association of Securities
Dealers; and

	(3)	take any other action of
any type whatsoever in connection with
the foregoing which, in the opinion of
such attorney-in-fact, may be to my
benefit, in my best interest, or
legally required of me, it being
understood that the statements executed
by such attorney-in-fact on my behalf
pursuant to this Power of Attorney
shall be in such form and shall contain
such terms and conditions as such
attorney-in-fact may approve in such
attorney-in-fact's discretion.

	I hereby further grant to each
such attorney-in-fact full power and
authority to do and perform any and
every act and thing whatsoever
requisite, necessary or proper to be
done in the exercise of any of the
rights and powers herein granted, as
fully to all intents and purposes as I
might or could do if personally
present, with full power of
substitution or revocation, hereby
ratifying and confirming all that such
attorney-in-fact, or such attorney-in-
fact's substitute or substitutes, shall
lawfully do or cause to be done by
virtue of this Power of Attorney and
the rights and powers herein granted.
I hereby acknowledge that the foregoing
attorneys-in-fact, in serving in such
capacity at my request, are not
assuming, nor is the Company or any
such attorney-in-fact's substitute or
substitutes assuming, any of my
responsibilities to comply with
Section 16 of the Exchange Act.

	This Power of Attorney shall
remain in full force and effect until I
am no longer required to file Forms 3,
4 and 5 with respect to my holdings of
and transactions in securities issued
by the Company, unless earlier revoked
by me in a signed writing delivered to
the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, I have caused
this Power of Attorney to be duly
executed as of this 29th day of November, 2005.


/s/ Lawrence A. Kraft